FRESH. AUTHENTIC. TASTY.

Earnings Supplement
Q4 2020

March 25, 2021



FATBURGER


ELEVATION



THE ORIGINAL HAMBURGER
Johnny
ROCKETS

LEGAL DISCLAIMER

This Earnings Supplement of FAT Brands Inc. ("we", "our" or the "Company") contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the future financial and operating results of the Company, the Company's ability to utilize the net operating loss carryforwards of Fog Cutter Capital Group Inc., the Company's ability to leverage its expertise and infrastructure and successfully integrate and exploit the synergies of its acquisition of Johnny Rockets and other restaurant brands, the Company's ability to source and conduct future accretive acquisitions, the Company's ability to access the capital markets, and the effects on our business of the current novel coronavirus pandemic ("COVID-19"). Forward-looking statements generally use words such as "expect," "foresee," "anticipate," "believe," "project," "should," "estimate," "will," "plans," "forecast," and similar expressions, and reflect our expectations concerning the future. It is possible that our future performance may differ materially from current expectations expressed in these forward-looking statements. Forward-looking statements are subject to significant business, economic and competitive risks, uncertainties and contingencies including, but not limited to, uncertainties surrounding the severity, duration and effects of the COVID-19 pandemic, many of which are difficult to predict and beyond our control, which could cause our actual results to differ materially from the results expressed or implied in such forward-looking statements. We refer you to the documents that we file from time to time with the Securities and Exchange Commission, such as our reports on Form 10-K, Form 10-Q and Form 8-K, for a discussion of these and other risks and uncertainties that could cause our actual results to differ materially from our current expectations and from the forward-looking statements contained in this Earnings Supplement. We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this Earnings Supplement.

FY 2020
HIGHLIGHTS


FATBURGER

FAT BRANDS
FRESH. AUTHENTIC. TASTY.

Q4 2020 HIGHLIGHTS


46.0% Sales Growth[2]
Q4 v Q3 2020
System-Wide
FATBURGER


-7.6% SSS Decline[1]
Q4 v Q3 2020
System-Wide
ELEVATION BURGER


$106.9m
System-Wide Sales[2]
PONDEROSA
BONANZA


29 New Store Openings
in Q4 2020[3]


$6.5m Total Revenue


$1.7m Adj. EBITDA[4]
THE QUAD CHALLENGE
DO YOU HAVE WHAT IT TAKES TO BE A CHAMPION?

---

1. Same-store sales growth reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open and in the FAT Brands system for at least one full fiscal year. For stores that were temporarily closed, sales in the current and prior period are adjusted accordingly. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Additionally, when we acquire a brand, it may take several months to integrate fully each location of said brand into the FAT Brands platform. Thus, we do not include stores in the comparable base until they have been open and in the FAT Brands system for at least one full fiscal year. For 2020, the comparable store base does not include Elevation Burger and Johnny Rockets stores as we did not own the brands for the full year of 2019.
2. System-wide sales growth reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period.
3. New store openings reflects the number of stores opened during a particular reporting period. The total number of new stores per reporting period and the timing of store openings has, and will continue to have, an impact on our results. Includes Johnny Rockets locations opened prior to FAT Brands ownership.
4. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles ("GAAP"), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

FY 2020 SALES IMPROVEMENTS[1 2]

System-wide sales and same-store sales continued to improve in Q4 as COVID restrictions began lifting throughout the world and the vaccine rollout moved forward


FY 2020 Sales
$84.9m
(10.4%)
$47.7m
(30.1%)
$73.2m
(13.2%)
$106.9m
(9.4%)
Q1 2020
Q2 2020
Q3 2020
Q4 2020
System-Wide Sales
YoY SSS Growth

1. System-wide sales growth reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period.
2. Same-store sales growth reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open and in the FAT Brands system for at least one full fiscal year. For stores that were temporarily closed, sales in the current and prior period are adjusted accordingly. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Additionally, when we acquire a brand, it may take several months to integrate fully each location of said brand into the FAT Brands platform. Thus, we do not include stores in the comparable base until they have been open and in the FAT Brands system for at least one full fiscal year. For 2020, the comparable store base does not include Elevation Burger and Johnny Rockets stores as we did not own the brands for the full year of 2019.

Q1 2021 TO DATE SYSTEMWIDE SALES IMPROVEMENTS[1]

System-wide sales have showed steady improvement through Q1 2021

Q1 2021 System-Wide Sales By Week



21% Increase
$7.9MM
$7.9MM
$7.9MM
$7.8MM
$8.0MM
$8.3MM
$8.6MM
$9.1MM
$9.1MM
$9.6MM
1/10/21
1/17/21
1/24/21
1/31/21
2/7/21
2/14/21
2/21/21
2/28/21
3/7/21
3/14/21
For The Week Ending

1. System-wide sales growth reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period.

FY 2020 HIGHLIGHTS


-20.8% Sales Decline[2]
v 2019
System-Wide


-15.2% SSS Decline[1]
v 2019
System-Wide
ELEVATION BURGER


$312.8m
System-Wide Sales[2]


62 New Store Openings
in 2020[3]


$18.1m Total Revenue


$1.4m Adj. EBITDA[4]
THE QUAD CHALLENGE
DO YOU HAVE WHAT IT TAKES TO BE A CHAMPION?

1. Same-store sales growth reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open and in the FAT Brands system for at least one full fiscal year. For stores that were temporarily closed, sales in the current and prior period are adjusted accordingly. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Additionally, when we acquire a brand, it may take several months to integrate fully each location of said brand into the FAT Brands platform. Thus, we do not include stores in the comparable base until they have been open and in the FAT Brands system for at least one full fiscal year. For 2020, the comparable store base does not include Elevation Burger and Johnny Rockets stores as we did not own the brands for the full year of 2019.
2. System-wide sales growth reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period.
3. New store openings reflects the number of stores opened during a particular reporting period. The total number of new stores per reporting period and the timing of store openings has, and will continue to have, an impact on our results. Includes Johnny Rockets locations opened prior to FAT Brands ownership.
4. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles ("GAAP"), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

FY 2020 HIGHLIGHTS

Royalties



43% Increase
$3.3m
$2.2m
$3.2m
$4.7m
Q1 2020
Q2 2020
Q3 2020
Q4 2020

Total Revenue



47% Increase
$4.4m
$3.1m
$4.1m
$6.5m
Q1 2020
Q2 2020
Q3 2020
Q4 2020

Adj. EBITDA[1]



513% Increase
$0.3m
$(0.4)m
$0.6m
$1.7m
Q1 2020
Q2 2020
Q3 2020
Q4 2020

Adj. EBITDA Margin[2]



250bps Increase
8.1%
(14.5%)
18.9%
32.6%
Q1 2020
Q2 2020
Q3 2020
Q4 2020

1. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles ("GAAP"), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.
2. Adjusted EBITDA Margin represents Adjusted EBITDA as a percentage of total revenue excluding advertising fees.

FATBURGER DELIVERY AND TO-GO SALES

Third-party delivery ("TPD") promotions in Q2 2020 helped our franchise partners drive delivery and to-go sales to offset the reduction of dine-in business throughout the pandemic.

- Began rollout of Chowly (POS integrator for third-party platforms) and HNGR (native online-ordering and delivery-as-a-service) in September which drove a steady increase in sales through the end of FY 2020[1]

2020 US Fatburger Third-Party Delivery Sales[1]



133% Increase
$0.90m
$0.95m
$1.25m
$1.25m
$1.37m
$1.60m
$1.33m
$1.27m
$1.79m
$1.51m
$1.56m
$2.10m
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec

1. Represents sales for all Fatburger and co-branded Fatburger & Buffalo's Express restaurants located in the US from Postmates, Grubhub, UberEats, DoorDash and HNGR.

PLATFORM HIGHLIGHTS



FAT BRANDS
FRESH. AUTHENTIC. TASTY.

FY 2020 PLATFORM HIGHLIGHTS

9 Brands	326 Franchisees
36 Countries	87 Multi-Unit Franchisees
37 U.S. States	679 Restaurants + 35 Under Construction
200+ Unit Development Pipeline	

FAT BRANDS FRESH. AUTHENTIC. TASTY.


Existing FAT Brands locations

RESTAURANT CONCEPTS WITH STRONG BRAND RECOGNITION

	Fatburger	Johnny Rockets	Buffalo's	Ponderosa Steakhouse / Bonanza Steakhouse	Hurricane Grill & Wings	Yalla Mediterranean	Elevation Burger
Brand	Founded in 1947 in Los Angeles, CA, has become a global leader in the fast casual, better burger category	Founded in 1986 in Los Angeles, CA, an iconic global fast-casual and casual dining brand	Founded in 1985 in GA, a casual dining concept offering fresh-never-frozen wings and classic American platters	Founded in the 1960s, an American family steakhouse brand	Founded in 1995 in FL, a casual dining concept known for its chicken wings	A fast casual dining concept focused on healthy Meditteranean cuisine	Founded in 2002, a fast casual better burger concept offering grass-fed and organic burgers
FY 2020 Store Count	182 locations	316 locations	16 locations	70 locations	49 locations	3 locations	43 locations

DEVELOPMENT PIPELINE

- Development team secured development agreements in a number of new territories.
- Strong demand from Johnny Rockets franchise partners to develop other brands in the FAT portfolio, and vice versa.
- Development pipeline of over **200+ new locations to be built.**

New Store Openings[1]


62
52
2019
2020

1. New store openings reflects the number of stores opened during a particular reporting period. The total number of new stores per reporting period and the timing of store openings has, and will continue to have, an impact on our results. Includes Johnny Rockets locations opened prior to FAT Brands ownership.

JOHNNY ROCKETS INTEGRATION

FAT Brands team has worked diligently to complete the "30-60-90 Day Integration Process" and begin executing on the strategy developed during that time.

- Partnered with OLO to launch **native online ordering with delivery-as-a-service** across domestic locations
- **Menu enhancements** Menu enhancements and introducing **plant-based proteins** to the Johnny Rockets in an effort to modernize menu offerings and keep up with consumer preferences
- Created a **brand-wide listings management** program through MomentFeed to lay groundwork for increased **digital presence**
- Engaged entertainment company through bidding process to establish a **comprehensive in-store music program**


olo
Powering millions of orders per week
Platform tour

olo

MomentFeed

STINGRAY MUSIC


INTRODUCING OUR
Plant-based
LINEUP
Craig's
VEGAN SHAKES
Chocolate, Vanilla, or Strawberry
THE IMPOSSIBLE ORIGINAL
A delicious burger made from plants for people who love meat. Served with Lettuce, Tomato, Chopped Onion, Relish, Pickles, Mustard & Mayo.
Add daiya
Dairy-Free Cheese!
Johnny ROCKETS


Johnny ROCKETS
Johnny ROCKETS

HEALTHCARE HEROES INITIATIVE

In the height of the pandemic, established "Healthcare Heroes" initiative to bring the Fatburger "Fatmobile" food truck to local hospitals throughout Southern California.

- The "Fatmobile" **donated 35,000+ meals** to first responders from April through July 2020.


FATBURGER




A message to our health heroes.


FATBURGER
Fatburger is incredibly grateful for the hard work & sacrifices of the medical professionals who are working on the frontline every day.
As a token of our appreciation, we are working to bring the Fatmobile, our LA-based food truck, to hospitals in the Los Angeles area to provide free meals. If you are a doctor, nurse, or health worker and want Fatburger to feed your team, please contact us at socialmedia@fatbrands.com.
HOSPITAL
Share this with a health hero you know to help spread the word. Thank you to our health heroes for keeping us safe & serving our community.

FY 2020

FINANCING HIGHLIGHTS



FAT BRANDS
FRESH. AUTHENTIC. TASTY.

FOG CUTTER CAPITAL GROUP INC. MERGER

On December 11, 2020, FAT Brands announced the merger with Fog Cutter Capital Group Inc. (FCCG)

- Previously, FCCG was required to hold >80% of FAT for the NOL to be available to offset FAT taxable income

Makes FAT common stock now available for acquisitions	***Increases FAT public float to 44% on a fully-diluted basis***	***Intercompany debt eliminated on a consolidated basis***	***Makes the nearly $100m NOL Carryforward available for use by FAT***

FINANCING UPDATE

During Q3 2020, successfully raised $49m through the debt and equity capital markets to strengthen balance sheet and provide liquidity to execute on growth strategy

- Closed additional $40m tranche (M-2) of Series 2020 notes on 09/21/2020 to fund acquisition of Johnny Rockets
- Weighted average interest rate on Series 2020 notes of 8.75% p.a.
- Raised $9m in Series B Cumulative Preferred Stock (NASDAQ: FATBP) and Warrants (NASDAQ: FATBW) that began trading on 07/14/2020

Tranche	Interest Rate	$ Amount
A-2 Notes[1]	6.50%	$20m
B-2 Notes[1]	9.00%	$20m
M-2 Notes[1]	9.75%	$40m
Sellers Note	6.00%	$5m
Total Debt[2]		**$85m**
Series A Preferred	9.90% Cash / 4.00% PIK	$8m
Series B Preferred[3]	8.25%	$30m
Total Debt & Preferred Equity		**$123m**

1. Interest Rate is the stated interest rate and not the effective yield to maturity. As such, original issue discount, if any, is excluded.
2. Does not reflect the assets and liabilities of FCCG associated with the merger / business combination of FAT and FCCG.
3. Includes 520,145 shares of Series B Preferred at $25/sh issued in conjunction with FCCG merger / business combination.

EXPERIENCED MANAGEMENT TEAM

Management Team

Andrew Wiederhorn | President, CEO & Director
Fog Cutter Capital, Wilshire Financial Services Group

Rebecca Hershinger | Chief Financial Officer
CFO Genius Brands, JP Morgan

Allen Z. Sussman | EVP & General Counsel
Partner Loeb & Loeb LLP

Jacob Berchtold | COO Fast Casual Division
15+ years w/ Fatburger

Gregg Nettleton | President & COO Casual Dining Division
GBS Enterprises, Black Angus Steakhouses, IHOP

Ron Roe | SVP Finance
Fog Cutter Capital, Piper Jaffray

Thayer Wiederhorn | Chief Marketing Officer
10+ years w/ Fog Cutter Capital and Fatburger

Taylor Wiederhorn | Chief Development Officer
10+ years w/ Fog Cutter Capital and Fatburger

Board of Directors

Edward Rensi | Chairman of the Board
Former President & CEO McDonald's USA, CEO Famous Dave's of America

James Neuhauser, CFA | Director
Stifel Nicolas & Co, Turtlerock Capital, Exec Committee FBR & Co, Trident Financial, Bank of New England

Squire Junger, CPA | Director
Co-Founder Insight Consulting, Former Partner Arthur Anderson

Andrew Wiederhorn | President, CEO & Director
Fog Cutter Capital, Wilshire Financial Services Group

APPENDIX


SCAN ME
to sign up!

FAT BRANDS
FRESH. AUTHENTIC. TASTY.

DEFINITIONS

"EBITDA," a non-GAAP measure, defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles ("GAAP"), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

"Adjusted EBITDA," a non-GAAP measure, defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

"Same-store sales" or "SSS" a non-GAAP measure, reflects sales for the comparable store base, which we define as the number of stores open and in the FAT Brands system for at least one full fiscal year. For stores that were temporarily closed, sales in the current and prior period are adjusted accordingly. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Additionally, when we acquire a brand, it may take several months to integrate fully each location of said brand into the FAT Brands platform. Thus, we do not include stores in the comparable base until they have been open and in the FAT Brands system for at least one full fiscal year. For 2020, the comparable store base does not include Elevation Burger and Johnny Rockets stores as we did not own the brands for the full year of 2019.

"System-wide sales," a non-GAAP measure, reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period.

CONSOLIDATED STATEMENT OF OPERATIONS

FAT Brands Inc. Consolidated Statements of Operations Data

(in thousands)	13 weeks ended December 27, 2020	13 weeks ended December 29, 2019	52 weeks ended December 27, 2020	52 weeks ended December 29, 2019
Revenues				
Royalties	$ 4,742	$ 3,831	$ 13,420	$ 14,895
Franchise fees	559	855	1,130	3,433
Store opening fees	-	(399)	-	-
Advertising fees	1,180	952	3,527	4,111
Management fees and other income	18	13	41	66
Total revenues	6,499	5,252	18,118	22,505
Costs and expenses				
General and administrative expenses	4,250	3,015	14,876	12,257
Impairment of goodwill and intangible assets	5,368	-	9,295	-
Advertising expenses	2,860	952	5,218	4,111
Refranchising loss	1,958	1,070	3,827	219
Total costs and expenses	14,436	5,037	33,216	16,587
(Loss) income from operations	(7,937)	215	(15,098)	5,918
Other expense, net				
Interest expense, net	(1,634)	(1,173)	(4,919)	(6,530)
Change in fair value of derivative liability	-	-	887	-
Loss on extinguishment of debt	-	-	(88)	-
Gain on contingent consideration payable adjustment	-	-	1,680	-
Other (expense) income, net	(384)	262	(1,011)	104
Total other expense, net	(2,018)	(911)	(3,451)	(6,426)
Loss before income tax (benefit) expense	(9,955)	(696)	(18,549)	(508)
Income tax (benefit) expense	(2,284)	257	(3,689)	510
Net loss	$ (7,671)	$ (953)	$ (14,860)	$ (1,018)
Basic and diluted loss per share	$ (0.64)	$ (0.08)	$ (1.25)	$ (0.09)

BALANCE SHEET

Consolidated Balance Sheet for FAT Brands Inc. as of December 27, 2020

		As of December 27, 2020
(in thousands)		
Cash and restricted cash	$	7,211
Total assets	$	121,144
Total liabilities	$	163,027
Total stockholders' equity	$	(41,883)

DEFINITIONS

FAT Brands Inc. Consolidated EBITDA and Adjusted EBITDA Reconciliation

	13 weeks ended December 27, 2020	13 weeks ended December 29, 2019	52 weeks ended December 27, 2020	52 weeks ended December 29, 2019
(in thousands)				
Net loss	$ (7,671)	$ (953)	$ (14,860)	$ (1,018)
Interest expense, net	1,634	1,173	4,919	6,530
Income tax (benefit) expense	(2,284)	257	(3,689)	510
Depreciation and amortization	409	249	1,172	785
EBITDA	$ (7,912)	$ 726	$ (12,458)	$ 6,807
Share-based compensation	38	44	99	262
Non-cash lease expenses	69	17	243	174
Acquisition costs	535	(46)	1,168	201
Refranchising loss	1,958	1,070	3,827	219
Impairment of goodwill and intangible assets	5,368	-	9,295	-
Advertising expenditures exceeding collections	1,680	-	1,680	-
Change in fair value of derivative liability	-	-	(887)	-
Loss on extinguishment of debt	-	-	88	-
Gain on contingent consideration payable adjustment	-	-	(1,680)	-
Adjusted EBITDA	$ 1,736	$ 1,811	$ 1,375	$ 7,663

CONTACT

INVESTOR RELATIONS:

ICR
ASHLEY DESIMONE
IR-FATBRANDS@ICRINC.COM
646-677-1827

MEDIA RELATIONS:

JCONNELLY
ERIN MANDZIK
EMANDZIK@JCONNELLY.COM
862-246-9911



Johnny ROCKETS

FAT BRANDS
FRESH. AUTHENTIC. TASTY.